AGREEMENT, effective as of August 1, 1996, between The MicroCap Fund, Inc., a Maryland corporation (the "Company"), and ___________ (the "Indemnitee").

                  WHEREAS, it is essential to the Company to attract and retain as directors and officers the most capable persons available;

                  WHEREAS, Indemnitee is a director or officer of the Company;

                  WHEREAS,   both  the  Company  and  Indemnitee  recognize  the
increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

                  WHEREAS, the Company's Board of Directors and stockholders have approved a plan of liquidation of the Company;

                  WHEREAS, certain directors and officers are the subject of actual or potential regulatory or court proceedings instituted or to be instituted by the Securities and Exchange Commission arising out of relating to the proceedings currently entitled In the Matter of Commonwealth Associates Growth Fund, Inc. (NY-6290) (the "Proceedings");

                  WHEREAS, the By-laws of the Company require the Company to indemnify and advance expenses to its directors and officers to the full extent permitted by law and the Indemnitee has continued to serve as a director or officer of the Company, notwithstanding the pendency or threat of such Proceedings in part in reliance on such By-laws;

                  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability on the aforesaid By-laws, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-laws or any change in the composition of the Company's Board of Directors or transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policy;

                  NOW, THEREFORE, in consideration of the premises set out above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                  Certain Definitions:

                  Claim: any threatened,  pending or completed  action,  suit or proceeding, or any inquiry or investigation, whether instituted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                  Disabling Conduct: any action or failure of action on the part of the Indemnitee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  Expenses: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim relating to any Indemnifiable Event and any such costs, expenses and obligations incurred by the Indemnitee in successfully establishing his right to indemnification hereunder or to a payment under any insurance policy maintained by the Company.

                  Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity other than any such event or occurrence constituting or arising out of Disabling Conduct on the part of the Indemnitee and other than any such event or occurrence arising out of, related to or constituting any Claim initiated by Indemnitee unless the Board of Directors has authorized or consented to the initiation of such Claim.

                  Independent Legal Counsel: an attorney or firm of attorneys, selected by the Company and approved by the Indemnitee (or, if there is more than one Indemnitee with respect to a particular Indemnifiable Event, a majority of such Indemnitees), whose approval may not be unreasonably withheld.

                  Reviewing Party: (i) any appropriate person or body consisting of a member or members of the Company's Board of Directors appointed by the Board who is not an "interested person" of the Company as that term is used in the Investment Company Act of 1940 and the rules, regulations and releases promulgated thereunder and is not a party to the particular Claim for which Indemnitee is seeking indemnification, or (ii) Independent Legal Counsel.

                  Voting Securities: any securities of the Company which vote generally in the election of directors.

                  Basic Indemnification Arrangement. In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify, defend and hold harmless Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses (subject to requirements relating to advances set forth below), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses (subject to requirements relating to advances set forth below), judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within thirty days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

                   Reserves. The Company shall from time to time estimate its potential obligations under this Agreement and all other similar indemnification agreements in light of all proceedings known or threatened and shall set aside and segregate, in addition to any reserves or accruals for other obligations, expenses and liabilities, whether matured or contingent, of the Company, an amount sufficient in the reasonable judgment of the Board of Directors or the trustee of any liquidating trust holding assets of the Company for the Company to discharge its obligations under this Agreement and such other agreements; provided, however, that the aggregate amount reserved in connection with the Proceedings (including amounts reserved under this Agreement and all similar indemnification agreements) shall not be less than the excess of $250,000 over any indemnification payments incurred and made hereunder in connection with the Proceedings from and after the date hereof (the "Minimum Reserve"), except as agreed by the Indemnitee and each indemnitee under any similar agreements; provided, further, that the Minimum Reserve shall be released upon a determination by the Board of Directors of the Company or the trustee of any liquidating trust holding assets of the Company that there is no substantial likelihood that further indemnification payments will be required in connection with the Proceeings.

                  Within 30 days after the date this Agreement is executed, the Company shall establish an escrow account pursuant to an escrow agreement to be entered into between the Company and an escrow agent (the "Agent"), and shall deliver $250,000 in cash and/or cash equivalents (the "Escrowed Assets") into such escrow account. The Escrowed Assets will be held by the Agent to provide for the Company's obligations under this Agreement arising in connection with the Proceedings; provided, however, that no indemnification payment shall be made hereunder out of the Escrowed Assets unless and until a determination shall have been made by the Board of Directors of the Company or the trustee of any liquidating trust holding assets of the Company that such indemnification payment is permitted under this Agreement; provided, further, that the Escrowed Assets shall be released upon a determination by the Board of Directors of the Company or the trustee of any liquidating trust holding assets of the Company that there is no substantial likelihood that further indemnification payments will be required in connection with the Proceedings.

                  Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Indemnitee to establish that Indemnitee is so entitled.

                  No Presumptions. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to such proceeding or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

                  Nonexclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have, subject to the Investment Company Act of 1940 and the rules, regulations and releases promulgated thereunder, under the Company's By-laws or the Maryland General Corporation Law or otherwise. To the extent that a change in the Maryland General Corporation Law (whether by statute or judicial decision) and the Investment Company Act of 1940 (or the rules, regulations and releases promulgated thereunder) permits greater indemnification by agreement than would be afforded currently under the Company's By-laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

                  Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

                  Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

                  Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

                  Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

         14. Exhibit. Attached hereto as Exhibit A is the form of Escrow Agreement required by Section 3 hereof.

         15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ___ day of September, 1996.

                             THE MICROCAP FUND, INC.

                           By _______________________
                                      Name:
                                     Title:


                                                     ------------------------
                                                           [Indemnitee]

                                                                    Exhibit A

                                           ESCROW AGREEMENT

                  This ESCROW AGREEMENT is made and entered into as of September ___, 1996, between The MicroCap Fund, Inc., a Maryland corporation (the "Company"), and _________________, as escrow agent (the "Escrow Agent").

             WHEREAS, the Company has entered into indemnification agreements effective as of August 1, 1996 (the "Indemnification Agreements") with certain of its current and former directors and officers (the "Indemnitees"), which, among other things, require the Company to establish and deliver $250,000 in cash and cash equivalents (the "Escrowed Assets") to an escrow account for the purpose of discharging certain of its obligations under the Indemnification Agreements.

          NOW, THEREFORE, in consideration of the premise set forth above, the Company hereby transfers physical possession of the Escrowed Assets for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Escrow Agent hereby accepts such Escrowed Assets, subject to the following terms and provisions:

                  1. Certain Definitions. For purposes of this Escrow Agreement, upon the establishment of a liquidating trust that will hold the assets of the Company (the "Trust"), references to the Company shall mean the trustee of the Trust (the "Trustee") and references to the stockholders of the Company (the "Stockholders") shall mean the beneficiaries of the Trust (the "Beneficiaries").

                  2. Appointment and Agreement of Escrow Agent. The Company hereby appoints the Escrow Agent as escrow agent, and the Escrow Agent agrees to perform the duties of Escrow Agent under this Agreement.

                  3. Establishment of Escrow.

3.1 Delivery of Property and Receipt. Simultaneously with the execution of this Escrow Agreement, the Company is delivering to the Escrow Agent the Escrowed
Assets, initially consisting of $250,000 in cash and cash equivalents. The Escrow Agent hereby acknowledges receipt of the Escrowed Assets and agrees to hold and disburse the Escrowed Assets in accordance with the terms and conditions of this Escrow Agreement for the uses and purposes stated herein.

3.2 Investment and Income. Pending the disbursement of the Escrowed Assets pursuant to this Escrow Agreement, the Escrow Agent shall invest the Escrowed Assets as directed by the Company in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of the acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other instruments which may be permissible under Revenue Procedure 82-58, as the same may be amended, supplemented or modified.

                           All  dividends,  interest and other amounts  received
with respect to Escrowed Assets shall be treated for Federal, state and local tax purposes as having been received by the Company or, upon the establishment of the Trust, by the Trustee for the benefit of the Beneficiaries.

4. Obligations Secured. This Escrow Agreement has been executed and the deposit of the Escrowed Assets hereunder has been made for the purpose of satisfying the Company's obligations under the Indemnification Agreements arising in connection with the Proceedngs (as defined therein).

5. Procedures for Disbursement of Escrowed Assets. The Escrow Agent shall hold and distribute the Escrowed Assets as follows:

5.1 Disbursement of Escrowed Assets. Whenever there shall be delivered to the Escrow Agent a certificate signed by the Company to the Escrow Agent (i) that a payment under the Indemnification Agreement is due and payable and/or (ii) that the Company believes that there is no substantial likelihood that further indemnification payments will be required under the Indemnification Agreements in connection with the Proceedings, then the Escrow Agent shall deliver to or at the direction of the Company such amount of Escrowed Assets equal in value to the amount requested in (i) above and/or, in case of (ii) above, any remaining Escrowed Assets; provided, however, that the Escrow Agent shall not deliver any Escrowed Assets pursuant to this Section 5.1 unless it shall have given each of the Indemnitees at least three days' prior written notice of its intent to make such delivery. The Escrow Agent shall deliver any such amount by wire transfer upon request or by check.

5.2 Interim Distributions. Notwithstanding anything in this Escrow Agreement to the contrary, any dividends, income or other amounts attributable to the Escrowed Assets will be distributed to the Company for the benefit of its Stockholders.

                  6. Termination of Escrow. This Escrow Agreement shall terminate (the "Termination Date") upon the earliest of (i) a finding by the Board of Directors of the Company or, upon establishment of the Trust, the Trustee, that there is no substantial likelihood that further indemnification payments will be required under the Indemnification Agreements in connection with the Proceedings, and (ii) the disbursement of all of the Escrowed Assets in accordance with Section 5. As soon as practicable following the Termination Date, the Escrow Agent shall cause notice of such termination to be delivered to each of the Indemnitees. On the fourth day following such notice of termination, the Escrow Agent shall deliver the Escrowed Assets, if any, to the Company. With respect to subparagraph (i) above, this Escrow Agreement shall be terminated only upon the receipt by the Escrow Agent of a written notice of termination executed by the Company directing the distribution of all Escrowed Assets then held by the Escrow Agent under and pursuant to this Escrow Agreement.

                  7.       The Escrow Agent.

7.1 Indemnification of Escrow Agent. The Company hereby agrees to indemnify and hold the Escrow Agent and its respective directors, officers, agents and employees harmless from and against any and all liabilities, claims, losses, costs, charges, damages, and attorneys' fees which the Escrow Agent in good faith may incur or suffer in connection with or arising out of this Escrow Agreement.

7.2 Duties of Escrow Agent. The Escrow Agent shall have no duties other than those expressly imposed on it herein. The Escrow Agent shall not be liable for any act or omission except for its own negligence or willful misconduct. In no event shall the Escrow Agent be liable for any action taken or omitted to be taken in accordance with the instructions of the Company pursuant to this Agreement.

7.3 Fees of Escrow Agent. The fees and charges of the Escrow Agent with respect to this Escrow Agreement shall be paid by the Company in accordance with the Escrow Agent's customary fees as charged from time to time. The Company agrees that the Escrow Agent may deduct any unpaid fees from Escrowed Assets prior to the Escrow Agent's distributing any assets in connection with the termination of this Escrow Agreement.

7.4 Escrow Agent to Follow Instructions of the Company. Any provision herein contained to the contrary notwithstanding, the Escrow Agent shall at any time and from time to time take such action hereunder with respect to the Escrowed Assets as shall be agreed to in writing by the Company, provided that the Escrow Agent shall first be indemnified to its satisfaction by the Company with respect to any of its costs, expenses (including reasonable attorneys' fees) or liabilities which might be incurred; provided, however, that distributions of Escrowed Assets shall be made only in accordance with the provisions hereof.

7.5 Resignation of Escrow Agent. The Escrow Agent may resign at any time by providing the Company with thirty days' written notice of its intention to do so. Upon receiving such notice, the Company shall endeavor to appoint a successor Escrow Agent. If the Company is unable to appoint a successor Escrow Agent within thirty days of receipt by the Company of the Escrow Agent's notice of its intention to resign, the Escrow Agent may petition a court of competent jurisdiction to appoint a successor. The Escrow Agent's resignation shall be effective upon delivery of the remaining Escrowed Assets to the successor Escrow Agent and the successor assuming the obligations, rights and duties of the Escrow Agent hereunder.

8. Provisions.

8.1 Notices. A copy of all notices and communications delivered by the Escrow Agent pursuant to this Agreement shall be sent to the Indemnitees. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telecopier or telex to the parties hereto and to the Indemnitees at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                                    If to the Company or to the Trust:
                                    The MicroCap Fund, Inc.
                                    c/o Raymond S. Troubh
                                    Ten Rockefeller Plaza
                                    Suite 712
                                    New York, New York 10020
                                    Facsimile:  (212) 489-7484

                                    with a copy to:
                                    Skadden, Arps, Slate, Meagher & Flom
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attention:  Richard T. Prins, Esq.
                                    Facsimile:  (212) 735-2000

                                    If to the Escrow Agent:

                                    ==============================
                                    ------------------------------


                           (c)  If to the Indemnitees:
                                    James E. Brands
                                    4330 Bancroft Valley
                                    Alpharetta, Georgia 30201
                                    Facsimile:  (770) 751-0834

                                    Richard L. Hubbell
                                    Hub Associates
                                    P.O. Box 759
                                    East Dennis, Massachusetts 02641
                                    Facsimile: (508) 385-7433

                                    Leonard J. DeRoma
                                    BZW Securities Inc.
                                    222 Broadway
                                    8th Floor
                                    New York, New York 10038
                                    Facsimile: (212) 412-6826

                                    Jeffrey Lewis
                                    J.B. Lewis Associates, Inc.
                                    415 East 52nd Street
                                    New York, New York 10022
                                    Facsimile: (212) 826-0384

                                    Robert W. Naismith, Ph.D.
                                    William Naismith & Associates
                                    P.O. Box 3994
                                    Scranton, Pennsylvania 18505-0994
                                    Facsimile: (717) 941-7884

                                    Raymond S. Troubh
                                    Ten Rockefeller Plaza, Suite 712
                                    New York, New York 10020
                                    Facsimile: (212) 489-7484

                                    Robert D. Tucker
                                    405 Townsend Place
                                    Atlanta, Georgia 30327
                                    Facsimile: (404) 816-0449

Notwithstanding the foregoing, the Escrow Agent agrees in respect of any action, suit or proceeding it might initiate against the Company, the Trust, the Stockholders or the Beneficiaries to furnish a duplicate copy of all such papers so served to the Company, up until the time it dissolves, and thereafter to the Trustee by a nationally recognized overnight courier at the address of each such party set forth above.

8.2 Benefit and Assignment. The rights and obligations of each party under this Escrow Agreement may not be assigned without the prior written consent of the other party except that the Company in connection with its dissolution may assign this Escrow Agreement to the Trustee on behalf of the Beneficiaries. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (and, in the case of the Company, the Beneficiaries and the Trustee). Nothing in this Escrow Agreement, expressed or implied, is intended to or shall (i) confer on any person other than the parties hereto, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement other than in respect to the rights conferred hereunder on the Indemnitees, or
(ii) constitute the parties hereto as partners or participants in a joint venture. The Escrow Agent shall not be obligated to recognize any such succession or assignment, until satisfactory written evidence thereof shall have been received by it.

8.3 Third Party Beneficiary. (a) The Company and the Escrow Agent each acknowledge that each of the Indemnitees is a third party beneficiary of this Escrow Agreement.

8.4 Entire Agreement; Amendment. This Escrow Agreement and the Indemnification Agreements contain all the terms agreed upon by the parties with respect to the subject matter hereof. This Escrow Agreement may be amended only by a written instrument signed by the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

8.5 Headings. The headings of the sections and subsections of this Escrow Agreement are for ease of reference only and shall not be deemed to evidence or affect the meaning or construction of any of the provisions hereof.

8.6 Governing Law and Submission to Jurisdiction. This Escrow Agreement shall be construed, as to both validity and performance, enforced in accordance with and interpreted and governed by the laws of the State of New York, without regard to any of the conflicts of laws provisions thereof.

The Company and the Trustee agree that any claim, suit, action or other proceeding for indemnity or otherwise provided for in this Escrow Agreement, brought by the Company, the Stockholders, the Trustee or the Beneficiaries shall be brought only in a court sitting in New York, New York.

8.7   Counterparts.   This  Escrow   Agreement   may  be  executed  in  multiple
counterparts, all of which taken together shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                             THE MICROCAP FUND, INC.

                                    By:
                                    Raymond S. Troubh
                                    President and Chief Executive Officer


                              [ESCROW AGENT]

                                    By:
                                    Name:
                                    Title: